UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 20, 2014
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400

CBS Outdoor Americas Inc.
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 19, 2014, CBS Outdoor Americas Inc. filed Articles of Amendment to its Articles of Amendment and Restatement (the “Charter”) reflecting its corporate name change to “OUTFRONT Media Inc.”, effective on November 20, 2014. In addition, on November 20, 2014, CBS Outdoor Americas Inc. revised its Amended and Restated Bylaws (the “Bylaws”) to reflect its corporate name change to “OUTFRONT Media Inc.”

This summary is qualified in its entirety by reference to the Charter and the Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

In connection with its name change, on November 20, 2014, CBS Outdoor Americas Inc.’s shares of common stock began trading on the New York Stock Exchange under its new ticker symbol “OUT”, and ceased trading under the ticker symbol “CBSO”. The new CUSIP number for CBS Outdoor Americas Inc.’s shares of common stock is 69007J 106.

The information contained in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

3.1
Articles of Amendment and Restatement of OUTFRONT Media Inc. (formerly known as CBS Outdoor Americas Inc.) effective March 28, 2014, as amended by the Articles of Amendment of OUTFRONT Media Inc. effective November 20, 2014.

3.2	Amended and Restated Bylaws of OUTFRONT Media Inc. (formerly known as CBS Outdoor Americas Inc.).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Donald R. Shassian
	Name:	Donald R. Shassian
	Title:	Executive Vice President and
Chief Financial Officer

Date: November 20, 2014

EXHIBIT INDEX

Exhibit Number	Description

3.1
Articles of Amendment and Restatement of OUTFRONT Media Inc. (formerly known as CBS Outdoor Americas Inc.) effective March 28, 2014, as amended by the Articles of Amendment of OUTFRONT Media Inc. effective November 20, 2014.

3.2	Amended and Restated Bylaws of OUTFRONT Media Inc. (formerly known as CBS Outdoor Americas Inc.).